Exhibit 10.5

NEWPORT FAB, LLC CONTRIBUTION AGREEMENT

between:

CONEXANT SYSTEMS, INC.,

a Delaware corporation

and

NEWPORT FAB, LLC,

a Delaware limited liability company.

Dated as of February 23, 2002

Confidential treatment is being requested for portions of this document.  This copy of the document filed as an exhibit omits the confidential information subject to the confidentiality request.  Omissions are designated by the symbol [...***...].  A complete version of this document has been filed separately with the Securities and Exchange Commission.

NEWPORT FAB, LLC CONTRIBUTION AGREEMENT

THIS NEWPORT FAB, LLC CONTRIBUTION AGREEMENT (this “Agreement”) is entered into as of February 23, 2002, by and between:  CONEXANT SYSTEMS, INC., a Delaware corporation (“Conexant”); and NEWPORT FAB, LLC, a Delaware limited liability company (“the Company”). Certain capitalized terms used in this Agreement are defined in Exhibit A.

RECITALS

WHEREAS, Conexant currently conducts, and historically has conducted, semiconductor wafer fabrication and manufacturing operations at Conexant’s Newport Beach California facilities (the “Wafer Fabrication Operations”), which operations include (i) the semiconductor wafer fabrication and probing operations located at the facilities surrounding, or physically housed, either in part or in whole, in Buildings 501, 503 and 505 located at 4311 Jamboree Road, Newport Beach, California (buildings 503 and 505 being referred to collectively as the “El Capitan Buildings”) and (ii) certain research and development, design support service and other support operations (“Wafer Fabrication Support Operations”); and

WHEREAS, Conexant wishes to contribute to the Company and the Company wishes Conexant to contribute to the Company certain assets related to the Wafer Fabrication Operations, in exchange for all the membership and other ownership interests in the Company (the “Membership Interests”).

AGREEMENT

NOW, THEREFORE, the parties to this Agreement, intending to be legally bound, agree as follows:

1.                                      CONTRIBUTION OF ASSETS; RELATED TRANSACTIONS.

1.1                               Contributions by Conexant.

(a)                                  Conexant shall contribute, assign, transfer, convey and deliver to the Company, and the Company shall accept from Conexant, at the Closing (as defined in Section 1.4), good and valid title to the Contributed Assets, free and clear of any Encumbrances, other than Permitted Encumbrances, on the terms and subject to the conditions set forth in this Agreement. For purposes of this Agreement, “Contributed Assets” shall mean all right, title, and interest of Conexant in and to only the following assets and properties:

(i)                                    except as set forth on Schedule 1.1(a)(i)(1), all equipment, machinery, computers, tools, trade fixtures, improvements (including waste treatment and pollution control systems, raised floors, walls, HEPA filters, exhaust ductwork, gas and liquid lines, etc.) supplies, materials, furniture, and other tangible personal property used or held for use in the conduct of the Wafer Fabrication Operations and that are physically located within the blue shaded areas on the floor plan building schematics for Buildings 503 and 505 located at 4311 Jamboree Road, Newport Beach, California attached hereto as Schedule 1.1(a)(i)(2) (the “Identified WFO Property”), and all furniture, personal computers, calculators and other

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personal property used by or held for use by the Transferred Employees (the “Transferred Employees’ Property”);

(ii)                                all equipment, machinery, computers, tools, fixtures, supplies, materials, furniture, and other tangible property related to the Wafer Fabrication Support Operations that are specifically listed on Schedule 1.1.(a)(ii) (together with the Identified WFO Property and the Transferred Employees’ Property, the “Tangible Personal Property”);

(iii)                            the Inventory owned by Conexant as of the Closing Date (as defined in Section 1.4);

(iv)                               the spare parts used in the Wafer Fabrication Operations and owned by Conexant as of the Closing Date;

(v)                                   all contracts listed on Schedule 1.1(a)(v), including any purchase orders related to such contracts (the “Transferred Contracts”);

(vi)                               except as set forth on Schedule 1.1(a)(vi)(1) and except for any patent and patent applications not listed on Schedule 1.1(a)(vi)(1) that are primarily related to the Product Technology (collectively, the “Excluded Patent Rights”), the patent and patent applications set forth on Schedule 1.1(a)(vi)(2) and all other patents, patent applications and worldwide patent rights to all invention disclosures (which invention disclosures have been submitted to Conexant in writing as of the date of the Closing) primarily related to the Process Technology (collectively, the “Transferred Patents”). Notwithstanding the foregoing, the Excluded Patent Rights shall not include any patents, patent applications or disclosures set forth on Schedule 1.1(a)(vi)(2);

(vii)                           the know-how, trade secrets and other intellectual property primarily related to the Process Technology, including, without limitation, the know how, trade secrets, and other intellectual property rights described on Schedule 1.1(a)(vii) (collectively, the “Transferred Know-How”);

(viii)                       all Governmental Authorizations primarily relating to the operation of the Wafer Fabrication Operations, to the extent such Governmental Authorizations are transferable by Conexant in connection with the transactions contemplated by this Agreement (the “Transferred Permits”);

(ix)                              all claims, causes of action and rights of set-off relating to any of the Contributed Assets, other than claims, causes of action and rights of set-off for infringement, misappropriation or violation of the Transferred Intellectual Property that occurred prior to the Closing Date; and

(x)                                  (a) all records and lists of Conexant primarily relating to the Wafer Fabrication Operations and the assets described in clauses (i) through (ix) of this Section 1.1, including without limitation all records and lists pertaining to all external customers and suppliers of and to the Wafer Fabrication Operations, (b) all product, business, and marketing plans of Conexant primarily pertaining to the Wafer Fabrication Operations, (c) all books, ledgers, files, reports, plans, drawings, and operating records related primarily to the Wafer

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Fabrication Operations or the assets described in clauses (i) through (ix) of this Section 1.1, and (d) to the extent permitted by applicable Legal Requirements, personnel records for all Transferred Employees (collectively, the “Books and Records”); provided that Conexant shall be entitled to retain a copy of such Books and Records for internal use.

(b)                                  Notwithstanding anything in this Agreement to the contrary, (i) all assets of Conexant not specifically identified as a Contributed Asset under Section 1.1(a) (including but not limited to those assets set forth in Schedule 1.1(a)(i)(1) and all assets physically located in the unshaded areas on the floor plan building schematics for Buildings 503 and 505 located at 4311 Jamboree Road, Newport Beach, California, attached hereto as Schedule 1.1(a)(i)(2)) above and (ii) the assets listed on Schedule 1.1(b) and the assets physically located in the unshaded area on the floor plan attached to Schedule 1.1(b) (the assets listed on Schedule 1.1(b) being referred to as the “Specified Excluded Assets”) shall not be contributed or transferred hereunder, shall be excluded from the definition of Contributed Assets and shall remain the property of Conexant.

(c)                                  Following the Closing, and for a period of eighteen (18) months thereafter, the parties shall cooperate with each other to identify any assets that were (i) not designated as part of the Contributed Assets at the Closing but which relate primarily to the Wafer Fabrication Operations (the “Nontransferred WFO Assets”), and (ii) designated as part of the Contributed Assets but which do not relate to the Wafer Fabrication Operations and which should not have been transferred to the Company (the “Transferred Conexant Assets”). To the extent that any Transferred Conexant Assets are identified and the Company is legally and contractually permitted to transfer such assets, then the Company shall, at the cost and expense of Conexant, promptly take all actions to transfer the Transferred Conexant Assets to Conexant. In the event that the Company is required to obtain the consent or approval of any Person prior to the transfer of any Transferred Conexant Assets, then the Company shall, at Conexant’s expense, use commercially reasonable efforts to obtain such approval or consent, and upon obtaining such approval or consent, shall promptly transfer such Transferred Conexant Assets to Conexant. To the extent any Nontransferred WFO Assets are identified and Conexant is legally and contractually permitted to transfer such assets, Conexant shall, at no cost to the Company, promptly take all actions to transfer such Nontransferred WFO Assets to the Company. In the event Conexant is required to obtain the consent or approval of any Person prior to the transfer of any Nontransferred WFO Asset, then Conexant shall, at its own expense, use its commercially reasonable efforts to promptly obtain such approval or consent, and upon obtaining such approval or consent, shall promptly transfer such Nontransferred WFO Asset to the Company. In the event Conexant is unable to obtain such approval or consent, then Conexant and the Company shall discuss in good faith an appropriate resolution for the disposition of such Nontransferred WFO Asset. In the event Conexant and the Company are unable within a reasonable period of time to agree upon an appropriate resolution with respect to the transfer of any Transferred Conexant Asset or Nontransferred WFO Asset as the case may be, then such dispute shall be resolved in accordance with the arbitration procedures set forth in Section 2.7. Notwithstanding the foregoing, Conexant shall not be obligated to transfer to the Company any Nontransferred WFO Asset unless the Company shall make arrangements to provide Conexant with the benefit of such asset to the extent such asset is used in Conexant’s other operations. Notwithstanding any provision of this Agreement to the contrary, nothing herein shall be deemed to constitute an agreement to assign any Transferred Contract or any right or privilege arising

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thereunder if an attempted assignment thereof, without the consent of the other party or parties thereto, would constitute a breach thereof unless such consent has been obtained.

1.2                               Consideration for Contributed Assets.

(a)                                  As consideration for the contribution of the Contributed Assets by Conexant to the Company set forth in Section 1.1 above, the Company shall:

(i)                                    at the Closing, issue to Conexant 100% of the Membership Interests in the Company; and

(ii)                                at the Closing, assume the Assumed Liabilities (as defined in Section 1.2(b)) and be responsible for their timely discharge or satisfaction.

(b)                                  For purposes of this Agreement “Assumed Liabilities” shall mean only the following liabilities:

(i)                                    all Liabilities arising under or out of the Transferred Contracts (other than Liabilities arising out of breaches or violations by Conexant occurring prior to the Closing Date) for performance of or payments to be made under the Transferred Contracts that accrue in respect of events following the Closing Date; provided however, that any payment obligations arising under the Transferred Contracts for products or services received by Conexant prior to the Closing Date shall not be deemed an Assumed Liability, and Conexant shall remain liable for any such payments;

(ii)                                all employment related liabilities set forth on Schedule 1.2(b)(ii);

(iii)                            all Liabilities arising, accruing or occurring under or out of that certain Labor Agreement, effective May 1, 1998 between Conexant and Local Union No. 2295 of the International Brotherhood of Electrical Workers (the “Collective Bargaining Agreement”) on or after May 1, 2002 to the extent provided in the Employee Matters Agreement;

(iv)                               all Liabilities other than Excluded Liabilities arising on or after the Closing Date out of the ownership or use of the Contributed Assets or the conduct of the Wafer Fabrication Operations by the Company on or after the Closing Date;

(v)                                   all Liabilities related to the capital expenditures and other acquisition commitments identified on Schedule 1.2(b)(v);

(c)                                  Except as specifically set forth in Section 1.2(b), the Company shall not assume any Liabilities of Conexant, whether arising out of the Wafer Fabrication Operations or otherwise (the “Excluded Liabilities”), including without limitation any liabilities related to or arising from employment, employee benefits and employee benefit plans, the ownership of the Contributed Assets, Taxes, compliance with Legal Requirements, or any breaches or violations under the Transferred Contracts, in each case, accruing, arising out of, or relating to events and occurrences prior to the Closing.

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1.3                               Sales Taxes.  Conexant shall be responsible for, and shall pay and reimburse the Company, and/or its Affiliates, as applicable, for, any sales taxes, use taxes, transfer taxes, documentary charges, recording fees, stamp taxes or similar taxes, charges, fees or expenses (collectively “Sales and Transfer Taxes”) that may become payable in connection with the contribution of the Contributed Assets, assumption of the Assumed Liabilities, and issuance of the Membership Interests as contemplated hereby. The Company and Conexant shall cooperate with each other in timely making all filings, returns, report and forms as may be required in connection with the payment of all Sales and Transfer Taxes, including but not limited to delivering all instruments and certificates as are necessary to minimize such Sales and Transfer Taxes and enable the other to timely comply with the filing of any Tax Return that relates to Sales and Transfer Taxes.

1.4                               Closing.

(a)                                  The closing of the transactions contemplated by Sections 1.1, 1.2 and 1.3 and the other transactions contemplated hereby (the “Closing”) shall take place at the offices of Cooley Godward LLP, located at 4401 Eastgate Mall, San Diego, California, at 9:00 a.m. (Pacific Standard Time) concurrently with the execution of this Agreement. For purposes of this Agreement, “Closing Date” shall mean the date as of which the Closing actually takes place.

(b)                                  At the Closing:

(i)                                    Conexant shall execute and deliver to the Company such bills of sale, endorsements, assignments and other documents as may be necessary or appropriate to assign, convey, transfer and deliver to the Company the Contributed Assets;

(ii)                                Conexant and the Company shall execute and deliver to each other the Assignment and Assumption Agreement in a form reasonably acceptable to Conexant and the Company (the “Assignment and Assumption Agreement”); and

(iii)                            the Company shall issue to Conexant certificates evidencing the Membership Interests contemplated by Section 1.2(a)(i).

2.                                      MISCELLANEOUS PROVISIONS.

2.1                               Further Assurances.  Each party hereto shall execute and/or cause to be delivered to each other party hereto such instruments and other documents, and shall take such other actions, as such other party may reasonably request (prior to, at or after the Closing) for the purpose of carrying out or evidencing any of the transactions.

2.2                               Governing Law.  This Agreement shall be construed in accordance with, and governed in all respects by, the internal laws of the State of Delaware (without giving effect to principles of conflicts of laws).

2.3                               Successors and Assigns; Parties in Interest.  This Agreement shall be binding upon and inure to the benefit of the Company and Conexant, and the respective successors and assigns (if any) of the foregoing.

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2.4                               Remedies Cumulative; Specific Performance.  The rights and remedies of the parties hereto shall be cumulative (and not alternative). The parties hereto agree that: (a) in the event of any breach or threatened breach by any party of any covenant, obligation, or other provision of this Agreement applicable to such party, the other party shall be entitled (in addition to any other remedy that may be available) to (i) a decree or order of specific performance or mandamus to enforce the observance and performance of such covenant, obligation or other provision, and (ii) an injunction restraining such breach or threatened breach; and (b) such other party shall not be required to provide any bond or other security in connection with any such decree, order or injunction or in connection with any related action or Proceeding.

2.5                               Waiver.

(a)                                  No failure on the part of any Person to exercise any power, right, privilege or remedy under this Agreement, and no delay on the part of any Person in exercising any power, right, privilege or remedy under this Agreement, shall operate as a waiver of such power, right, privilege or remedy; and no single or partial exercise of any such power, right, privilege or remedy shall preclude any other or further exercise thereof or of any other power, right, privilege or remedy.

(b)                                  No Person shall be deemed to have waived any claim arising out of this Agreement, or any power, right, privilege or remedy under this Agreement, unless the waiver of such claim, power, right, privilege or remedy is expressly set forth in a written instrument duly executed and delivered on behalf of such Person; and any such waiver shall not be applicable or have any effect except in the specific instance in which it is given.

2.6                               Construction.

(a)                                  For purposes of this Agreement, whenever the context requires:  the singular number shall include the plural, and vice versa; the masculine gender shall include the feminine and neuter genders; the feminine gender shall include the masculine and neuter genders; and the neuter gender shall include the masculine and feminine genders.

(b)                                  The parties hereto agree that any rule of construction to the effect that ambiguities are to be resolved against the drafting party shall not be applied in the construction or interpretation of this Agreement.

(c)                                  All monetary amounts referenced herein are denominated in United States Dollars.

(d)                                  As used in this Agreement, the words “include” and “including,” and variations thereof, shall not be deemed to be terms of limitation, but rather shall be deemed to be followed by the words “without limitation.”

(e)                                  Except as otherwise indicated, all references in this Agreement to “Sections” and “Exhibits” are intended to refer to Sections of this Agreement and Exhibits to this Agreement.

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2.7                               Dispute Resolution; Arbitration.

(a)                                  The parties hereto will act in good faith and use commercially reasonable efforts to promptly resolve any claim, dispute, controversy or disagreement arising out of or relating to or in connection with this Agreement or the breach, termination or validity hereof (each a “Dispute”) between the parties or any of their respective subsidiaries or affiliates under or related to this Agreement or any of the transactions contemplated hereby.

(b)                                  Upon the written request (a “Request”) of any party, the relevant parties shall commence good faith negotiations with the goal of resolving the Dispute on a mutually satisfactory basis. If the Dispute has not been resolved to the satisfaction of all relevant parties within fifteen (15) calendar days after the date on which the Request is delivered, the Dispute shall immediately be referred to senior officers of each relevant party. The senior officers of each party (e.g., chief executive officer and/or chief financial officer or senior or executive vice president) shall meet immediately, and in no case later than 30 calendar days after the date on which the Request is delivered, for a minimum of two business days with a mutually selected mediator and attempt in good faith to negotiate a resolution of the Dispute. If the parties are unable to resolve the Dispute within 35 calendar days after the date on which the Request is delivered, then any relevant party may submit the Dispute to arbitration as the exclusive means of resolving it in accordance with the procedures set forth in this Section.

(c)                                  Except as otherwise specified in this Section, any Dispute not resolved through the procedure set forth above shall be finally settled by arbitration in accordance with the Rules and Procedures of the American Arbitration Association (the “Arbitration Rules”), which are deemed to be incorporated by reference herein except as otherwise modified herein.

(d)                                  The arbitration situs shall be Wilmington, Delaware, and the laws of the State of Delaware shall be applied.

(e)                                  In the event of an arbitration involving two parties, there shall be one arbitrator who shall be jointly nominated by such parties. In the event of an arbitration involving more than two parties, there shall be three arbitrators who shall be jointly nominated by the parties. If the parties fail to so nominate the arbitrators within 30 days from the date when the Dispute is submitted to arbitration pursuant to this Section, at the request of any party, the arbitrator(s) shall be appointed in accordance with the Arbitration Rules.

(f)                                    The arbitration hearing shall commence no later than 30 days following the appointment of the sole arbitrator or after the appointment of the last of the three arbitrators, as the case may be, and the final award shall be rendered no later than 30 calendar days following the close of the hearing.

(g)                                 Consistent with the expedited nature of arbitration, each party will, upon the written request of the other party, provide the other with copies of documents relevant to the issue raised by any claim or counterclaim. Other discovery may be ordered by the panel to the extent the panel deems additional discovery relevant and appropriate, and any dispute regarding discovery, relevance or scope thereof, shall be determined by the panel, which determination shall be conclusive.

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(h)                                 By agreeing to arbitration, the parties do not intend to deprive any court of its jurisdiction to issue a pre-arbitral injunction, pre-arbitral attachment, injunctive or other equitable relief or an order in aid of arbitration proceedings and the enforcement of any award. Without prejudice to such provisional remedies in aid of arbitration as may be available under the jurisdiction of a national court, the arbitral tribunal shall have full authority to grant provisional remedies and to award damages for the failure of any party to respect the arbitral tribunal’s orders to that effect.

(i)                                    The award shall be final and binding upon the parties, and shall be the sole and exclusive remedy between the parties regarding any claims, counterclaims, issues, or accounting presented to the arbitral tribunal in connection with the Dispute. Judgment upon any award may be entered in any court having competent jurisdiction thereof.

(j)                                    The costs of the arbitration shall be borne as determined in accordance with the Arbitration Rules; provided, however, that to the extent a party is non-prevailing or unsuccessful on a claim in an arbitration proceeding under this Section, as determined by the arbitrator(s), that party shall pay the prevailing or successful party’s costs and expenses incurred in connection with the arbitration of that Dispute, including attorneys’ fees and arbitration expenses, whether or not such Dispute is prosecuted to award or judgment.

(k)                                Subject to the receipt of any applicable governmental approval, any monetary award shall be made and promptly payable in U.S. dollars if due in U.S. dollars, free of any deduction or offset, and the arbitral tribunal shall be authorized in its discretion to grant pre-award and post-award interest at commercial rates. The arbitral tribunal shall have the authority to award any remedy or relief proposed by the claimants or respondents pursuant to this Agreement, including without limitation, a declaratory judgment, specific performance of any obligation created under this Agreement or the issuance of an injunction.

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The parties to this Agreement have caused this Agreement to be executed and delivered as of the date first above written.

CONEXANT SYSTEMS, INC.,
a Delaware corporation

By:	\s\ Dwight Decker
Name: Dwight Decker
Title: Chief Executive Officer

NEWPORT FAB, LLC
a Delaware limited liability company

By:	\s\ Scott Silcock
Name: Scott Silcock
Title: Director of Operations

[SIGNATURE PAGE TO NEWPORT FAB, LLC CONTRIBUTION AGREEMENT]

EXHIBIT A

CERTAIN DEFINITIONS

For purposes of the Agreement (including this Exhibit A):

“Affiliate” shall mean, with respect to any Entity, any other Entity controlled by, controlling, or under common control with such first Entity.

“Agreement” shall mean the Asset Contribution Agreement to which this Exhibit A is attached (including the Conexant Disclosure Schedule and the Carlyle Disclosure Schedule), as it may be amended from time to time.

“Contract” shall mean any written agreement, contract, instrument, note, guaranty, indemnity, representation, warranty, deed, assignment, power of attorney, certificate, purchase order, work order, insurance policy, benefit plan or commitment of any nature.

“Encumbrance” shall mean any lien, pledge, hypothecation, mortgage, security interest, encumbrance, claim, lease, license, Order, imperfection of title, condition or restriction  (including any restriction on the transfer of any asset, any restriction on the receipt of any income derived from any asset, any restriction on the use of any asset and any restriction on the possession, exercise or transfer of any other attribute of ownership of any asset).

“Entity” shall mean any corporation (including any non-profit corporation), general partnership, limited partnership, limited liability partnership, joint venture, estate, trust, cooperative, foundation, society, political party, union, company (including any limited liability company or joint stock company), firm or other enterprise, association, organization or entity.

“Governmental Authorization” shall mean any permit, license, certificate, franchise, approval, consent, certification, designation, registration, qualification or authorization issued or granted by any Governmental Body.

“Governmental Body” shall mean any: (a) nation, principality, state, commonwealth, province, territory, county, municipality, district or other jurisdiction; (b) federal, state, local, municipal or foreign government (including any agency, department, bureau, division, court, or other administrative or judicial body thereof); or (c) governmental or quasi-governmental authority of any nature.

“Intellectual Property” shall mean any and all worldwide (a) rights associated with works of authorship, including copyrights, moral rights, and mask works; (b) trademark and trade name rights and similar rights; (c) trade secret rights; (d) patents and patent rights; (e) other proprietary rights in know-how, inventions, ideas, algorithms, formula, methods, processes, techniques, proprietary information, software, semiconductor devices, and other types of technology; and (f) all registrations, applications, renewals, extensions, combinations, divisions, or reissues of the foregoing.

“Inventory” shall mean those items of raw materials and work-in-process used to manufacture semiconductor wafers at the Newport Beach Fab Facility or otherwise related to the Wafer Fabrication Operations.

“Legal Requirement” shall mean any federal, state, foreign, local or municipal law, statute, legislation, constitution, ordinance, code, edict, rule, regulation, ruling, directive, pronouncement, or interpretation issued, enacted, adopted, passed, approved, promulgated, made, implemented or otherwise put into effect by or under the authority of any Governmental Body.

“Liability” shall mean any debt, obligation, duty or liability of any nature (including any unknown, undisclosed, unmatured, unaccrued, unasserted, contingent, indirect, conditional, implied, vicarious, derivative, joint, several or secondary liability).

“Newport Beach Fab Facility” shall mean Conexant’s semiconductor wafer manufacturing facility located in buildings 501, 503 and 505 at 4311 Jamboree Road, Newport Beach, California, together with any other real property used in the Wafer Fabrication Operations.

“Order” shall mean any order, judgment, injunction, edict, decree, ruling, pronouncement, determination, decision, opinion, verdict, sentence, subpoena, writ or award issued, made, entered, rendered or otherwise put into effect by or under the authority of any  Governmental Body or any arbitrator or arbitration panel.

“Permitted Encumbrance” shall mean (i) any Encumbrance for Taxes not yet due and payable or which are being contested in good faith through appropriate proceedings for which adequate reserves have been established in accordance with GAAP on the financial statements, (ii) any Encumbrance with respect to leased equipment that exists under the express terms of any equipment lease included in the Contributed Assets, and (iii) liens of landlords and liens of carriers, warehousemen, mechanics and materialmen and other like liens arising in the ordinary course of business for sums not yet due and payable or which are being contested in good faith through appropriate proceedings for which adequate reserves have been established in accordance with GAAP on the financial statements.

“Person” shall mean any individual, Entity or Governmental Body.

“Proceeding” shall mean any action, suit, litigation, arbitration, or investigation (including any civil, criminal or administrative) commenced, brought, conducted or heard by or before, or otherwise involving, any Governmental Body or any arbitrator or arbitration panel.

“Process Technology” shall mean: (a) a non-device-specific step or sequence of steps carried out in the Newport Beach Fab Facility used to fabricate wafers, including, without limitation, technology relating to (i) the use, development or application of new materials in building devices, such as conductors, dielectrics, semiconductors, organics, or inorganics; (ii) the process of materials deposition (either fixed or sacrificial) by CVD, PVD, APCVD, or ALCVD; (iii) transformation of materials, including thermal treatment, chemical or plasma exposure, and implantation; (iv) the patterning of materials using organic or inorganic masking layers including multi-stacked materials and various chemistries or plasmas; (v) the removal of materials, whether partially or completely, by dry etch, plasma etch or wet etch or (vi) the cleaning of the wafer to remove unwanted materials by wet cleans, dry cleans, and plasma cleans; (b) an improvement or new design of the manufacturing tools used in the Newport Beach Fab Facility to enhance throughput and yield; and (c) layout optimization carried out in the Newport Beach Fab Facility to enhance yield and performance by design for manufacturing rules, optical proximity correction, and other photo techniques. Notwithstanding the foregoing, Process Technology shall not include either Product Technology or technology specifically relating to the GaAs processes used in Conexant’s Newbury Park fabrication facility.

“Product Technology” shall mean (a) the design, structure, architecture and layout of semiconductor devices or components thereof (such as, for example, “IP cores” (as such term is commonly understood in the semiconductor industry) and individual circuits or circuit elements); (b) software or firmware embedded in or used in conjunction with a semiconductor device; (c) combinations of semiconductor devices and the design or layout of such combinations; (d) semiconductor packaging technology; (e) algorithms, functions, methods, and processes performed by or embodied in semiconductor devices, components or combinations thereof, or software or firmware embedded therein or used in conjunction therewith; and (f) products designed, developed, implemented, marketed or sold (in the past, present or future) by Conexant’s product line businesses, including the broadband business, Mindspeed business, wireless business and personal imaging business.

“Representatives” shall mean officers, directors, employees, shareholders, agents, attorneys, accountants, advisors and representatives.

“Tax” shall mean any tax (including any income tax, franchise tax, capital gains tax, estimated tax, gross receipts tax, value-added tax, surtax, excise tax, ad valorem tax, transfer tax, stamp tax, sales tax, use tax, property tax, business tax, occupation tax, inventory tax, occupancy tax, withholding tax or payroll tax), levy, assessment, tariff, impost, imposition, toll, duty (including any customs duty), deficiency or fee, and any related charge or amount (including any fine, penalty or interest), that is, has been or may in the future be (a) imposed, assessed or collected by or under the authority of any Governmental Body, or (b) payable pursuant to any tax-sharing agreement or similar Contract.

“Tax Return” shall mean any return, declaration, report, claim for refund, or information return or statement relating to Taxes, including any schedule or attachment thereto, and including any amendment thereof.

“Transferred Employees” shall mean those employees of Conexant who become employees of the Company.

“Transferred Intellectual Property” shall mean collectively the Transferred Patents and the Transferred Know-How.

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DISCLOSURE SCHEDULE

to

NEWPORT FAB, LLC CONTRIBUTION AGREEMENT

Dated as of February 23, 2002

by and among

CONEXANT SYSTEMS, INC. and NEWPORT FAB, LLC

This disclosure schedule (“Disclosure Schedule”) is being furnished by Conexant Systems, Inc., a Delaware corporation (“Conexant”) to Newport Fab, LLC, a Delaware limited liability company (“Newport Fab”), in connection with the execution and delivery of that certain Newport Fab, LLC Contribution Agreement dated as of February 23, 2002 by and between Conexant and Newport Fab (the “Agreement”). Unless the context otherwise requires, all capitalized terms used in this Disclosure Schedule shall have the respective meanings assigned to them in the Agreement.

No reference to or disclosure of any item or other matter in this Disclosure Schedule shall be construed as an admission or indication that such item or other matter is material or that such item or other matter is required to be referred to or disclosed in this Disclosure Schedule. No disclosure in this Disclosure Schedule relating to any possible breach or violation of any agreement, law or regulation shall be construed as an admission or indication that any such breach or violation exists or has actually occurred.

This Disclosure Schedule and the information and disclosures contained in this Disclosure Schedule are intended only to qualify and limit the representations, warranties and covenants of Conexant contained in the Agreement and shall not be deemed to expand in any way the scope or effect of any such representation, warranties or covenants.

The bold-faced headings contained in this Disclosure Schedule are included for convenience only, and are not intended to limit the effect of the disclosures contained in this Disclosure Schedule or to expand the scope of the information required to be disclosed in this Disclosure Schedule.

SCHEDULE 1.1(a)(i)(1)

EXCLUDED ASSETS

See attached spreadsheet titled Excluded Asset Summary.

Schedule 1.1(a)(i)(1)

Newport Beach Wafer Fab

Excluded Detailed Asset Listing (Probe Floor Only)

Co	CC	Cost Cent	Hyperion C	Asset No.	Location	Class	Class Des.	Asset Description	Cap Date	Curr.net bk.val
[…***…]

SCHEDULE 1.1(a)(i)(2)

MAP

See attached map.

[Map]

SCHEDULE 1.1(a)(ii)

TANGIBLE PERSONAL PROPERTY

See attached spreadsheet titled Tangible Personal Property.

Newport Beach Wafer Fab

Assets Located Outside of El Capitan (503) and the Pad (505)

Co.	CC	Asset No.	Location	Class	Class Description	Asset Description	Cap. Date
[…***… 4 pages omitted]

SCHEDULE 1.1(a)(v)

Document	Parties	Date
Surplus Material Sales Agreement	[…***…] Conexant Systems, Inc. (“Consignor”)	11/27/01 (Effective Date)

Bulk Gas Purchase Agreement (P.O. No. C2CJ-737000) (as amended) Purchase Order No. NB 18420404 Purchase Order No. NB18420232	[…***…] Rockwell International Corporation (“Buyer”)	8/27/91 (Effective 1/24/92) Letter Am. No. 1 10/19/98 P.O. #NB 18420404 10/31/00 P.O. #NB 18420232 10/31/00

Support Services Agreement (as amended) Purchase Order No. NB363182, Change Order #3	[…***…] Conexant Systems, Inc. (“Buyer”)	11/5/98 Letter Am. 2/4/99 Purchase Order 10/10/00

Nitrogen/Oxygen Supply Agreement No. BN98140030 (as amended) Purchase Order #NB98140030 Purchase Order #NB98140030, Change Order # 1	[…***…] Conexant Systems, Inc. (“Buyer”)	12/01/98 Am. No. 19/17/00 P.O. #NB 98140030 12/1/98 P.O. #NB 98140030, Change Order # 1: 9/17/00

Specialty Gas Supply Agreement	[…***…] Conexant Systems, Inc. (“Buyer”)	1/15/01

1

Document	Parties	Date
Bailment Agreement No. E200400016 (Attachment 3 to P.O. NB08330111 Purchase Order No. NB08330111	[…***…] Conexant Systems, Inc. (“Bailee”)	3/2/00 Purchase Order 2/29/00

License to Purchase and Use the Electraclean Cleaning Solution	[…***…] Conexant Systems, Inc. (“Conexant”)	7/27/00

Commercial Terms Agreement No. C203124 Purchase Order #NB28650030 Purchase Order #NB28600001	[…***…] Conexant Systems, Inc. (“Buyer”)	11/1/01 (Effective Date) P.O. #NB 28650030 10/16/01 P.O. #NB 28600001 10/6/01

Total Parts Management Agreement	[…***…] Conexant Systems, Inc. (“Buyer”)	5/24/00

Purchase Order No. NB 18240007	[…***…] Conexant Systems, Inc. (“Buyer”)	Change Order #1 7/13/01

Conexant/[…***…] Master Business Agreement Revision A.1	[…***…] Conexant Systems, Inc. (“Conexant”)	10/17/00

Service and Maintenance Agreement Purchase Order # NB 18600047	[…***…] Conexant Systems, Inc. (“Buyer”)	10/10/01 Purchase Order 10/02/01

Purchase Order # NB98240013	[…***…] Conexant Systems, Inc.	12/8/98

Purchase Order # NB98240013, Change Order #6	[…***…] Conexant Systems, Inc.	10/10/01

2

Document	Parties	Date
Purchase Order #NB28600006 Quotation #3715E	[…***…] Conexant Systems, Inc. (“Conexant”)	10/10/01 Quotation 9/26/01

[…***…] and Conexant Systems, Inc. Maintenance Agreement Purchase Order # NB 18600046	Conexant Systems, Inc. (“Conexant”)	10/10/01 Purchase Order 9/28/01

Support Services Agreement Purchase Order # NB07140159, Change Order # 1	[…***…] Conexant Systems (“Buyer”)	10/1/99 Purchase Order 12/16/99

Support Services Agreement Service Contract Agreement (Quotation No. 112098-TRK ROCKSERCON)	[…***…] Rockwell Semiconductor Systems (Conexant Systems, Inc.) (“Buyer”)	1/11/99 Service Contract 11/20/98

Purchase Order # NB28600050	[…***…] Conexant Systems, Inc. (“Customer”)	10/02/01

Support Services Agreement	[…***…] Rockwell Semiconductor Systems (“Buyer”)	12/9/98

Purchase Order #NB98000503 Support Services Agreement No. NB98000503 (Attach 1 to P.O. #NB98000503) Firm Fixed-Price Commercial Terms and Conditions (Attach 2 to P.O. #NB9800503)	[…***…] Conexant Systems, Inc. (“Buyer”)	7/8/99 Support Services Agreement 7/1/99

3

Document	Parties	Date
Purchase Order NB08240014, Change Order #2	[…***…] Conexant Systems, Inc. (“Buyer”)	5/30/01

Master Lease Agreement (as amended) Interim Equipment Schedule No. 1 Electronic Test Equipment Schedule No. 1 Amendment to Schedule No. 1 Certificate of Acceptance	[…***…] Conexant Systems, Inc. (“Lessee”)	3/3/00 Interim Equipment Schedule 7/25/00 Electronic Test & Equipment Schedule 7/25/00 Am. to Schedule # 1 12/19/00 Acceptance Certificate 12/19/00

Household Goods Agreement for United States and Canada No. 8209-94 (as amended)	[…***…] Rockwell International Corporation (“Shipper”)	2/26/94 Am. No. 2 2/26/96 Am. No. 3 3/15/96

Software License Agreement	[…***…]	Not executed

Purchase Order #NB98240015, Change Order # 1	[…***…] Conexant Systems, Inc. (“Buyer”)	11/7/00

Purchase Order #NB98320081	[…***…] Conexant Systems, Inc.	6/22/99

Purchase Order #NB28660105 Firm Fixed-Price Commercial Terms and Conditions (Attach. 1)	[…***…] Conexant Systems, Inc. (“Buyer”)	12/5/01

Purchase Order No. NBO8500470	[…***…] Conexant Systems, Inc. (“Buyer”)	5/25/00

4

Document	Parties	Date
Standard Non-Disclosure Agreement Confidential Information Transmittal Record Support Services Agreement	[…***…] Conexant Systems, Inc. […***…]	12/14/99 12/14/99 9/20/01

Support Services Agreement No. NB98240087 Purchase Order #NB98240087 Purchase Order #NB98240087, Change Order #6	[…***…] Conexant Systems, Inc. (“Buyer”)	4/6/99 P.O. #NB 98240087 4/6/99 P.O. #NB 98240087, Change Order #6: 5/7/01

Purchase Order #NB28600019	[…***…] Conexant Systems, Inc. (“Buyer”)	10/24/01

Purchase Order #NB8660073	[…***…] Conexant Systems, Inc.	11/12/01

Quotation # 9496- RI regarding renewal of […***…] Software Support Contract	[…***…] Conexant Systems	9/28/01

Field Service Maintenance Support Agreement (“FSMS Agreement’) Framework Order No. NBF9800013 Quotation # CS-3629	[…***…] Conexant Systems, Inc. (“Buyer”)	9/6/01 Framework Order 9/28/01

Purchase Order #NB 18600048	[…***…] Conexant Systems, Inc. (“Conexant”)	10/2/01

5

Document	Parties	Date
Memorandum of. Understanding No. 2001-01927	[…***…] Conexant Systems, Inc. (“Buyer”)	9/6/01 Framework Order 9/28/01

Purchase Order #NB18200399	[…***…] Conexant Systems, Inc.	2/19/01

Process Development and Evaluation Agreement No. 2001-00809	[…***…] Conexant Systems, Inc. (“Conexant”)	1/31/01

Purchase Order #NB 18600045, Change Order # 1 Service Quotation #SC-1700, Rev. B Service Contract Service Quotation #SC-1699	[…***…] Conexant Systems, Inc. (“Buyer”)	10/09/01 Quotation #SC-1700, Rev. B Service Contract 9/14/01 Quotation #SC-1699 9/14/01

Purchase Order NB98240021, Change Order # 5	[…***…] Conexant Systems, Inc. (“Buyer”)	6/29/01

Purchase Order N1308330052, Change Order #1	[…***…] Conexant Systems, Inc. (“Buyer”)	12/6/99

Equipment Lease Agreement Purchase Order #NB28600049	[…***…] Conexant Systems, Inc. (“Lessee”)	9/28/01 Purchase Order 10/2/01

Strategic Technology Alliance and Exclusive Supply Agreement	[…***…] Conexant Systems, Inc. (“Conexant”)	8/22/01 (Effective Date)

Asset Purchase Agreement	[…***…] Conexant Systems, Inc. (“Conexant”)	8/7/01

6

Document	Parties	Date
Conexant Laundry Service Agreement (Revision 1/24/00) Purchase Order #NB07140350	[…***…] Conexant Systems, Inc.	1/24/00 Purchase Order 3/31/00

Wafer Qualification and Purchase Agreement No. 2001-01182	[…***…] Conexant Systems, Inc. (“Conexant”)	6/5/01

Wafer Purchase Agreement	[…***…] Conexant Systems, Inc. (“Conexant”)	8/24/01 (Effective Date)

License Agreement (Attach No. I to P.O. NB98060016) Purchase Order No. NB98060016	[…***…] Rockwell Semiconductor Systems, Inc. (“Rockwell”) […***…] Conexant Systems, Inc. (“Buyer”)	10/30/98 Purchase Order 10/20/98

Funds-In Agreement No. SNL-00FI-0170120 (as amended) Purchase Order #NB08320092	[…***…] Conexant, Inc. (“Sponsor”)	6/2/00 Am. No. 1 12/19/00 Am. No. 2 3/30/01 Purchase Order 5/31/00

Conexant Systems, Inc. […***…] Rental Contract No. NP08140087 (Attach No. 1 to Contract No. NB 18392083) […***…] Letter Proposal	[…***…] Conexant Systems, Inc. (“Conexant”)	5/1/01 Letter 11/12/01

Amended and Restated […***…] Participation Agreement	[…***…] Conexant Systems, Inc. (“Member”)	3/25/99

7

Document	Parties	Date
Joint Development and License Agreement	[…***…] Conexant Systems, Inc. (“Conexant”)	6/27/99

Joint Development and License Agreement	[…***…] Conexant Systems, Inc. (“Conexant”)	1/10/00

System Integration Services Agreement	[…***…] Conexant Systems, Inc. (“Conexant”)	9/17/99

Standard Non-Disclosure Agreement No. 00SNDA0111 (Exhibit H to Sale and Purchase Agreement dated 9/1/01) Confidential Information Transmittal Record (“CITR”)	[…***…] Conexant Systems, Inc.	11/1/99

Sale and Purchase Agreement	[…***…] Conexant Systems, Inc. (“Buyer”)	9/1/01

Purchase Order #NB98240023, Change Order #10	[…***…] Conexant Systems, Inc. (“Buyer”)	5/22/01

[…***…] Conexant Consignment Inventory Agreement	[…***…] Conexant Systems	8/28/00

8

Document	Parties	Date

Conexant Systems
Purchasing Agreement

P.O. #NB18420315
P.O. #NB1842031
P.O. #NB18420321
P.O. #NB18420033
P.O. #NB18420314
P.O. #NB18420317
P.O. #NB18420318
P.O. #NB18420319
P.O. #NB18420142
P.O. #NB18420143
P.O. #NB18420144
P.O. #NB 18420322

	[…***…] Conexant Systems, Inc. (“Buyer”)	Revised 11/1/01 Amended 12/4/01 P.O.s #NB 18420315, 316, 321 10/18/00 P.O.s #NB 18420033, 314, 317, 318, 319, 142, 143, 144, 322 10/17/00

[…***…] Letter and Rate Sheet	[…***…]	Undated

[…***…] Software Site License and Support Agreement	[…***…] Conexant Systems, Inc. (“Licensee”)	9/29/00

[…***…] End User Software License Agreement	[…***…]	Unexecuted; undated

Products Supply and Services Agreement	[…***…] Rockwell Semiconductor Systems	9/13/96

Support Services Agreement	[…***…] Conexant Systems, Inc.	Undated

9

Document	Parties	Date
Purchase Order #NB18190460 Purchase Order #NB08260733 Purchase Order #NB18560512 Purchase Agreement Support Services Agreement	[…***…] Conexant Systems, Inc.	6/26/01 3/28/00 3/6/01 5/18/01 3/8/01

Member Confidential Information Agreement	[…***…] Conexant Systems, Inc.	5/21/01

10

SCHEDULE 1.1(a)(vi)(1)

Schedule 1.1(a)(vi)(1)

Mindspeed Exclusions

Docket ID	Short Title	Grant No.	Grant Date
[…***… 14 pages omitted]

Schedule 1.1(a)(vi)(1)

CMOS Imager Exclusions

CMOS Imager Patents, Applications and Disclosures

Docket No.	Patent No./Serial No.	Filing Issue Date	Title
[…***… 9 pages omitted]

Schedule 1.1(a)(vi)(1)

LeaderCo Packing Exclusions

LeaderCo Packing Patents, Applications and Disclosures

Docket No.	PN/SN	Title
[…***… 3 pages omitted]

Schedule 1.1(a)(vi)(1)

LeaderCo Wireless Exclusions

LEADERCO PATENTS, APPLICATIONS AND DISCLOSURES

Case Number	App Title	Status	App. Number	Pat Number	Issue Date
[…***… 25 pages omitted]

SCHEDULE 1.1(a)(vi)(2)

PATENTS, APPLICATIONS AND DISCLOSURES BEING TRANSFERRED TO COMPANY

Patents, Applications and Disclosures Being Transferred to Company

Docket Number	Serial #/ Patent #	Title	Inventory	Filing Date	Status
00CXT001T		Ultra-Low-K Materials and Fabrication for High Performance Ics	Bin Zhao; Maureen R. Brongo; QZ Liu		Unfiled – Assigned 11/22/99
00CXT0058T		Vapor Phase Doping as a Technique to Form Extrinsic Base and Base Contact	Pankaj N. Joshl		Innovation
00CXT0088T/	4698417	Production of Oxy-Metallo-Organic Polymer			Granted
00CXT0222T		Circuit/Layout Technique for Realizing a High Gain, Low Noise Gate Controlled Lateral PNP Bipolar Transistor in a Standard CMOS Process	Chih-Chelh King; Matloubian, Mishel; Sandeep D’Souza; Surya S Bhattacharya		Unfiled – On Hold 10/00.Assigned 4/6/00
00CXT0253T		Pad Aluminum Metal Fuses in Dual Damascene Copper Flow	Arjun KarRoy		Unfiled – On Hold 10/00.Assigned 5/31/00
00CXT0269TRCE	09/002,326	Damascene Metalization Process and Structure	Bin Zhao	1/2/1998	Licensed to Sematech
00CXT0271T	6309922	Method for Fabrication of On-Chip Inductors and Related Structure	Bin Zhao; David Howard; QZ Liu	7/28/2000	Issued to Sematech
00CXT0271T-DIV	09/754,806	Method for Fabrication of On-Chip Inductors and Related Structure	Bin Zhao; David Howard; QZ Liu	1/2/2001	Divisional Pending
00CXT0280T		Deep Trench Isolation Integration Scheme Using Highly Anisotropic and Selective Pad TEOS Hardmask Dry Removal	Kevin Q. YinKlaus Schuegraf		Approved to file 8/1/00
00CXT0313T	09/668,790	Method for Increasing Inductance of On-Chip Inductors and Related Structure	David Howard; QZ Liu	9/22/2000	Pending
00CXT0314T	09/649,442	Method for Fabrication of High Inductance Inductors and Related Structure	David Howard; QZ Liu	8/25/2000	Pending – PCT Pending
00CXT0324T		An Improved Fabrication Method for Dual Damascene Interconnects	Bin Zhao		Unfiled – On Hold 10/00.Assigned 8/25/00
00CXT0344T		Highly Conductive Interconnects and Fabrication	Bin Zhao; Maureen R. Brongo; QZ Liu		Unfiled – On Hold 10/00.Assigned 8/21/00
00CXT0345T	09/658,483	Method for Fabricating On-chip Inductors and Relates structure	Bin Zhao; David Howard; QZ Lin	9/8/2000	Pending
00CXT0564T	09/653,982	Method for Reducing Base Resistance and Related Structure	Marco Racanelli	9/1/2000	Pending

00CXT0565T	09/721,551	Method for controlling Critical Dimension in a Polycrystalline Silicon Emitter and Related Structure	Klaus Schnegraf	11/17/2000	Pending
00CXT0568T	09/677,707	Structure for Reduction of Base and Emitter Resistance and Related Method	Marco Racanelli	9/30/2000	Pending
00CXT0571T		Doped Poly With Buffer Layer for Emitter Poly Application	Klaus Schuegraf		Approved to file 8/1/00
00CXT0572T	09/677,708	Method for Reducing Contamination Prior to Epitaxial Growth and Related Structure	David L. Chapek; Klaus Schuegraf	9/30/2000	Pending
00CXT0576T	09/833,953	Low Cost High Value Resistor Formation	Marco Racanelli	4/11/2001	Pending
00CXT0577T	09/667,274	Method for Independence Control of Poly in a non-selective SiGe Epitaxial Process	Greg D U’Rea	9/22/2000	Pending/Allowed
00CXT0578T	09/667,660	Method for Elimination Contaminants Prior to Epitaxy and Related Structure	Greg D U’Rea	9/22/2000	Pending
00CXT0580T	09/721,128	Method for Fabricating Interfacial Oxide in a Transistor and Related Structure	Klaus Schuegraf; Pankaj N Joshi	11/17/2000	Pending
00CXT0587T	09/811,321	High-Performance, High-Breakdown, Super Narrow Emitter Finger SiGe	Klaus Schuegraf; Paul Kempf; Peter Asbeck; Peter J Zampardi	3/17/2001	Pending
00CXT0597T	09/851,228	Method for Shaping CMOS Region to Avoid Formation of Polysilicon Stringers	Marco Racanelli; Klaus Schuegraf	5/8/2001	Pending
00CXT0598T	09/852,183	Method To Improve Npn Performance by Reducing Parasitic Base-Emitter Capacitance	Klaus Schuegraf	5/9/2001	Pending
00CXT0599T	09/850,028	Method to Improve Cbe by patterning CMOS Spacer Around Npn Device	Klaus Schuegraf	5/7/2001	Pending
00CXT0600T	09/853,735	Method to Form Lateral PnP Device with SiGe Epi Process	Klaus Schuegraf	5/10/2001	Pending
00CXT0675T		Damascene Trench Capacitor for Mixed-Signal/RF IC Applications	Bin Zhao		Unfiled – Assigned 1/31/01
00CXT0678T		Embedded Damascene Inductors	Bin Zhao; Maureen R Brongo		Approved to file 9/14/00;
00CXT0688T	09/721,244	Method for Fabricating Self-Aligned Emitter in a Bipolar Transistor	Marco Racanelli	11/22/2000	Pending
00CXT0694T		Fabrication of High Density MIM Capacitor for Mixed-Signal/RF Circuits	Bin Zhao; Maureen R Brongo		Unfiled – Assigned 1/31/01

00CXT0730T		Method of forming inductors with Stacked Metal and Continuously Slotted via Layers
00CXT0734T		New Layout of On-Chip Inductors to Minimize Coupling Loss to Substrates at High Frequencies			Closed and Combined with 00CXT0678T
00CXT0824T		Techniques to Reduce the Electroplated Metal Overburden in Inlaid Metal Processes; Selective Plating	David Howard		Innovation
01CXT0008T		A Process for Doping the Intrinsic Base of a SIGe NPN Transistor by Using Vapor Phase Doping Source	Pankaj N. Joshi		Innovation
O1CXT0009T		Methods for Incorporating P Type Dopants in a SiGe NPN by Ex-situ Processes	Klaos Schuegraf; David L. Chapek; David Howard		Innovation
01CXT0025T-PRO	60/276,277	Method of Integrating Metal Resistor into a Subtractive Aluminum Metallization Flow	KarRoy, Arjun; David Howard; Q Z Liu	3/15/2001	Pending-provisional
01CXT0027T		Method of Fabricating Thin Film Resistors for High-Speed Electronic Circuits	Q.Z. Liu; David Howard		Innovation
01CXT0031T		Lateral PNP Structure with Hole Burrier Layer on Emitter for Improving Beta	Jiw Zheng Peihua YeMarco Racanelli		Innovation
01CXT0046T		Technique to Achieve Thick ILD and Thick Vias for Metal Isolation from VLSI Wafer Substrates	David Howard		Innovation
01CXT0090T		High Performance Varactors for Wireless Applications	Chun Hu		Innovation
01CXT0105T		A Method of Nitride Spacer Etch for Submicron BiCMOS Application	Kevin Q. Yin		Innovation
01CXT0146T		Highly Scalable Self-Aligned Bipolar Transistor	Amol Kalburge; Kevin Q. Yin; Klaus Schuegraf		Assigned-unfiled
01CXT0175T		Selective Epitaxial SiGe HBT Emitter	Greg U’Rea; Marco Racanelli; Klaus Schuegraf		Assigned-unfiled
01CXT0194T		Method of Fabricating Self-Aligned Bipolar/BiCXMOS Semiconductor Devices	Frank F. Wang		Innovation
01CXT0221T		Strain Compensated SiGeC drift field transistor	Marco Racanelli; Greg U’Rea; Klaus Schuegraf		Assigned/Unfiled

01CXT0244T		Design and Integration of SiGeC Into a SiGe Drift Field NPN Transistor	Marco Racanelli; Greg U’Rea; Klaus Schuegraf	Assigned/unfilled
01CXT0269T		Two-step HF Last Cleaning Method	Klaus Schuegraf; Greg D. U’Rea; David L. Chapek	Approved to File
01CXT0271T		Method of forming L-shaped ‘oxide-nitride-oxide” spacer on CMOS for SiGe BiCMOS Application	Klaus Schuegraf	Closed
01CXT0273T		Temp Insensitive Resistors for Semiconductors	Marco Racanelli; Chun Hu; Bruce Shen	Approved to File
01CXT0277T		Method to Improve Alignment Tolerance for Self-Aligned SiGe NPN Device	Klaus Schuegraf	Approved to File
01CXT0278T		Method to Improve Emitter Dimension Control for Self-Aligned SiGe/SiGeC NPN Device	Klaus Schuegraf	Assigned-unfiled
01CXT0280T		Structure for Selective Emitter for Self-Aligned SiGe/SiGeC NPN		Closed/Combined w/01CXT0175T
01CXT0281T		Emitter bandgap Engineering to Reduce Operating Voltages for Silicon NPN Devices	Klaus Schuegraf	Closed (11/28/01)
01CXT0284T		A Method of Forming CMOS Nitride Spacer for SiGe BiCMOS Applications	Kevin Q. Yin; Amol Kalburge; Klaus Schuegraf	Approved to File
77E095/5	4506437	Proc.f/Fabricationo/HiDensty VLSI Crets Having Self-Aligned Gtes & Contcts f/Fets &		Granted
77E095/6	4477962	Proc.f/Fabrication o/HiDensty VLSI Crets Having Self-Aligned Gtes & Contcts F/Fets &		Granted
78E073/2	4459937	High Rate Resist Polymereization Method		Granted
79E030/1	4396479	Ion Etching Process w/Minimized Redeposition		Granted
82E032/	4507852	Method f/Making a Reliable Ohmic Contact Between Two Layers of Integrated Circuit Metallizations		Granted
83E090/	4639142	Dimension Monitoring Technique for Semiconductor Fabrication		Granted
86E018/	467867	Planarization Process f/Double Metal MOS Using Spin-On Glass as Sacrificial Layer		Granted

88E060/	5017199	Spent Solvent Recovery in Circuit Processing			Granted
94E064		Improved Performance CMOS Process	Bob L. Zwingman; R A Williams; Richard A Mann		Abandoned 3/28/99
97RSS017		Improved Method for Shallow Trench Formation			Innovation
97RSS109		Interconnect with Embedded Low Dielectric Constant Insulators for Semiconductor IC Manufacturing	Bin Zhao; Maureen R Brongo		Closed
97RSS256	618672	Interconnect with Low Dielectric Constant Insulators for Semiconductor Integrated Circuit Manufacturing	Bin Zhao; Maureen R Bronzo	2/13/2001	Issued
97RSS256 DIV	09/317,536	Interconnect with Low Dielectric Constant insulators for Semiconductor Integrated Circuit Manufacturing	Bin Zhao; Maureen R Brongo	5/24/1999	Pending
97RSS330	09/210,965	PECVD Inorganic Dielectric Layer for Photo Anti-Reflection Coating or Hard mask or Etch Stop for Metal or Oxide Etch or use it as a CMP Stop	Maureen R Brongo; Shao-Wen Hsia		Abandoned 11/14/00
97RSS340	629361	High Resolution In-Situ Inorganic ARC/Metal Etch Process	Maureen R Brongo; Michael J Berg; Shao-Wen Hsia	9/18/2001	Issued – Taiwan, Japan Singapore pending
97RSS340 DIV-1	6328848	Apparatus for High-Resolution IN-Situ Plasma Etching of Inorganic and Metal Films	Maureen R Brongo; Michael J Berg; Shao-Wen Hsia		Issued
97RSS357		Methods and Apparatus for Manufacturing Semiconductors	Lee Chung; Abhijit B Joshi; Kwong		Abandoned 12/11/00
97RSS358	6180976	Damascene Bottom Plate Metal-Insulator-Metal Capacitor	KarRoy, Arjun	1/30/2001	Issued
97RSS358 DIV	09/772,726	Thin-Film Capacitors and Methods for Forming the Same	Arjun Kar Roy	1/30/2001	Divisional Pending
97RSS359	6245663	IC Interconnect Structures and Methods for Making Same	Bin Zhao; Maureen R Brongo	6/30/2001	Issued
97RSS378	6255192	Improved Method for Barrier Layer Deposition or Selective Metallization of Trenches and Vias	Dornisch, Deiter	7/3/2001	Issued – EP & JP pending
97RSS402	6119368	Apparatus for Reducing Cool Chamber particles	Sean P. Masterson	9/19/2000	Issued

97RSS433	6211561	Interconnect Structure and Method Employing Air Gaps Between Metal lines and Between Metal Layers	Bin Zhao	4/3/2001	Issued
97RSS433	6211561	Interconnect Structure and Method Employing Air Gaps Between Metal lines and Between Metal Layers	Bin Zhao	4/3/2001	Issued
97RSS433DIV	09/686,323	Interconnect Structure and Method Employing Air Gaps Between Metal lines and Between Metal Layers	Bin Zhao	10/9/2000	Divisional Pending
97RSS434	09/665.422	A Damascene Interconnect Structure and Fabrication Method Having Air Gaps Between Metal Lines and Metal Layers	Bin Zhao; Maureen R Brongo	9/20/2000	Pending
97RSS515	09/162,579	Dummy Fill Cell for Reducing Layer-to-Layer Interaction	Bob L Zwingman; Abhijit B Joshi		Abandoned 5/21/01
97RSS527	6239026	Nitride-Etch Stop for Poisoned Unlanded Vias	David Feller; Qz Lui	5/29/2001	Issued
97RSS543	6143593	Elevated Channel MOSFET	Carlos J Augusto	11/7/2000	Issued – EP pending
97RSS543 RCE	09/616,233	Elevated Channel Mosfet	Carlos J Augusto	7/14/2000	RCE Pending
97RSS546	6251568	Advanced Dry Strip of Sub-Quarter MicroInterconnect	Shao-Wen Hsia; Peter Y Huang	6/26/2001	Issued
98RSS036	09/149,910	Dual Damascene Interconnect Structures Employing Low-K Dielectric Materials	Bin Zhao; Maureen R Brongo	9/9/1998	Pending – EP pending
98RSS039	09/224,339	Structures and Fabrication of Dual Damascene Interconnect with Improved Reliability	Bin Zhao	12/31/1998	Pending – Final
98RSS063	6284623	Control of STI Narrow Width Effect with Nitride Undercut Etch and Self-Aligned Corner Implant	Ping Zhang; Richard A Mann	9/4/2001	Issued
98RSS098	09/247/201	Innovative Flourine-Based Dry Strip Process Flow On Sub-Quarter-Micron	Peter Huang; Shao-Wen Hsia	2/9/1999	Pending
98RSS217	09/370,508	Anti-Reflective Coating and Process Using an Anti-Reflective Coating	Hong J Wu; Kevin Q Yin; Surya S Bhattacharya; Umesh ShRma; Xiaoming Li	8/6/1999	Pending
98RSS237	09/369,982	Semiconductor Device Having a Passivation Layer and Method for its Fabrication	Umesh Sharma; Marrina Mei	8/6/1999	Pending
98RSS240	6071809	High Performance Dual-Damascene Interconnect Structures	Bin Zhao	6/62000	Issued – EP and Taiwan pending

98RSS265	6271127	Method and Apparatus for Dual Damascene Process	Bin Zhao; David Feiler; Maureen R Brongo; Q S Liu	8/7/2001	Issued
99RSS011	6280794	Method for Producing Intermetal Dielectric Material for Ultra Large Scale Integration Devices	Bin Zhao; King-Ning Tu; Yuhuan Zu	8/28/2001	Issued
99RSS059	6225681	Microelectric Interconnect Structures and Methods for Forming the Same	Craig Davidson; S. Chungpaiboonpatana	5/1/2001	Issued – TW pending
99RSS075	6207551	Method and Apparatus Using Formic Acid Vapor as Reducing Agent for Copper Wirebonding	Craig Davidson; S. Chungpaiboonpatana	3/27/2001	Issued
99RSS110	09/721,342	Method for Fabrication of an MIM Capacitor and Related Structure	Phil Sherman; Arjun KarRoy; Marco Racanelli	11/22/2000	Pending
99RSS110	09/721,342	Method for Fabrication of an MIM Capacitor and Related Structure	Arjun KarRoy; Marco Racanelli; Phil N Sherman	11/22/2000	Pending
99RSS126	09/411/807	Stepper Alignment Mark Design for Metal Layers When CMP Process is Used
99RSS131		High Density Capacitor Formation	Marco Racanelli; Zhe Zhang		Assigned 6/00 Unfiled –
99RSS140	09/590,462	Double-Implant High Performance Varactor and Method for Manufacturing Same	Chun Hu; Marco Racanelli; Phil N Sherman	6/9/2000	Pending
99RSS145	09/594,851	Selective Air Dielectric Technology for High Performance Interconnects	Bin Zhao	6/15/2000	Pending
99RSS145-DIV	09/967,115	Selective Air Dielectric Technology for High Performance Interconnects	Bin Zhao	9/28/2001	Pending
99RSS156	09/575,055	A Novel Cu/Low-k Process for Mixed Signal Circuits	Bin Zhao; David Feiler; Maureen R Brongo; Phil N Sherman; Q Z Liu	5/19/2000	Pending
99RSS184	09/512,396	Fabrication Method and Structures for Damascene Interconnects	Bin Zhao	2/24/2000	Pending – PCT and Taiwan pending
99RSS235	6251796	TaN Film as a Dielectric Material	David T Young; Hadi Abdul-Ridha; Maureen R Brongo	6/26/2001	Issued
99RSS235DIV	09/61,489	TaN Film as a Dielectric Material	David T Young; Hadi Abdul-Ridha; Maureen R Brongo	1/12/2001	Divisional Pending
99RSS248	09/578,229	Structure and Method for Fabrication of an Improved Capacitor	Arjun KarRoy; Phil N Sherman	5/24/2000	Pending – PCT Pending

99RSS287	09/569,890	Method for Fabrication of Damascene Interconnects and Related Structures	Lawrence Camilletti; Q Z Liu	5/11/2000	Pending
99RSS302	09/430,729	Improved Tungsten Plug for Deep-Submicron Contact and Vias	David T Young; Hadi Abdul-Ridha; Maureen R Brongo; Shao-Wen Hsia	10/29/1999	Pending – NOA dated 7/17/01 – IF paid 10/17/01
99RSS303	09/583,593	Method and Apparatus for Improving a Dark Field Inspection Environment	Hao Zhou; Travis L Smith; William D Jimenez	5/31/2000	Pending
99RSS344	09/606,778	Technique for Reducing 1/F Noise in Mosfets	Anridduha B Joshi; Li-Ming Hwang; Sandeep D’Souza; Surya S Bhattacharya		Divisional – to be filed (12/6/01)
99RSS349	619870	Cu Pads Structures for Cu Chips	Bin Zhao	3/6/2001	Issued–PCT and Taiwan pending
99RSS349 CON	09/716,350	Bonding pad and Support Structure and Method for their Fabrication	Bin Zhao	11/20/2000	Pending PCT Pending
99RSS416	09/559,292	Fabrication Method and Structures of Low-K Damascene Interconnects	Bin Zhao; Q.Z. Liu	4/25/2000	Pending
99RSS442		High Throughput Trench Fill with Improved Surface Morphology and Reduced Voiding	Marco Racanelli; Michael A Todd		Unfiled–
99RSS451	09/497,360	Pre-Clean Chamber	Sean P Masterson	2/3/2000	Pending –
99RSS452	09/498,169	Wafer Detection Apparatus	Sean P Masterson	2/4/2000	Pending

SCHEDULE 1.1(a)(vii)

KNOW-HOW

The Transferred Know How shall include such proprietary, non-public information including the processes, formulae, designs, methods, techniques, procedures, concepts, developments, technologies and improvements, whether or not patented, that are primarily related to, but not limited to, (i) the types of processes listed in Table A attached to this Schedule 1.1(a)(vii) that have been or are being produced or that have been or are under development, and (ii) the circuit blocks listed in Table B attached to this Schedule 1.1(a)(vii). For the purpose of clarity, the Transferred Know How shall exclude all know how, trade secrets and other intellectual property rights primarily related to the Product Technology.

Table A

Process	Document
[…***…]

Table B

Type	Description	Process

[…***…]

SCHEDULE 1.1(b)

Excluded Assets

Excluded assets.xls

Newport Beach Wafer Fab

Schedule 1.1(b)

Includes CIP

Co.	CC	Asset No.	Location	Class	Class Description	Asset Description
[…***…]

[Map]

SCHEDULE 1.2(b)(ii)

Employment Related Liabilities to be Assumed by the Joint Venture

Employment Related Liabilities

Title	Amount(1)	Cut-Off Date	Description
Vacation	1,747,708	5/1/02	Employees’ balances as of cut-off date
Sick	262,470	5/1/02	Employees’ balances as of cut-off date
CSSIP (Collins Significant Service Plan)	515,600	5/1/02	Total liability as of cut-off date (balance is all union employees)
	2,525,778

(1)                                  Actual amounts will be computed as of May 1, 2002.

SCHEDULE 1.2(b)(v)

ASSUMED LIABILITIES RELATED TO CAPITAL EXPENDITURES AND

OTHER ACQUISITION COMMITMENTS

DESCRIPTION	DOLLAR AMOUNT OF LIABILITY
AMAT SiGe Deposition Tool Installed & accepted Currently on bailment, payable on Oct. 1, 2002	$2,155,000